UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2014

Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center 333 Clay Street, Suite 4620, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 652-0582 Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Post-Spin-Off Agreements

On May 27, 2014, in connection with the previously announced spin-off (the “Spin-Off”) of the accommodations business, Civeo Corporation (“Civeo”), of Oil States International, Inc (“Oil States”) through the distribution of all of the shares of Civeo common stock to the holders of Oil States common stock (the “Distribution”), Oil States entered into several agreements with Civeo that govern the Spin-Off and the relationship of the parties following the Spin-Off, including the following:

●	Separation and Distribution Agreement

●	Indemnification and Release Agreement

●	Tax Sharing Agreement

●	Employee Matters Agreement

●	Transition Services Agreement

A summary of certain material features of the agreements can be found in the section entitled “Arrangements Between Oil States and Our Company” in the Information Statement attached as Exhibit 99.1 to Civeo’s Registration Statement on Form 10, initially filed with the Securities and Exchange Commission on December 12, 2013, as amended, and declared effective on May 8, 2014, and is incorporated herein by reference. The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Indemnification and Release Agreement, Tax Sharing Agreement, Employee Matters Agreement and Transition Services Agreement, attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, each of which is incorporated herein by reference. A copy of the press release issued by Oil States on June 2, 2014 announcing that Oil States had completed the Spin-Off is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Oil States Credit Facility

On May 28, 2014, Oil States and certain of its subsidiaries entered into a $600.0 million, 5-year revolving credit facility. Amounts outstanding under the credit facility bear interest at LIBOR plus a margin of 1.50% to 2.50%, or at a base rate plus a margin of 0.50% to 1.50%, in each case based on a ratio of Oil States’ total leverage to EBITDA (as defined in the revolving credit facility). As of May 30, 2014, there was $200.0 million outstanding under the revolving credit facility.

Initial Results of Tender Offers

On May 22, 2014, Oil States announced that it received, as of 5:00 p.m., New York City time, on May 22, 2014 (the "Consent Expiration"), tenders and consents from holders of 82.68% of its outstanding $600.0 million aggregate principal amount of 6.50% Senior Notes due 2019 (the "2019 Notes") and 99.96% of its outstanding $366.0 million aggregate principal amount of 5.125% Senior Notes due 2023 (the “2023 Notes”), in connection with its previously announced cash tender offers (the "Tender Offers") for any and all of its 2019 Notes and 2023 Notes and solicitations of consents to certain proposed amendments to each of the indentures governing the 2019 Notes and the 2023 Notes (the “Indentures”), which commenced on May 9, 2014. The Tender Offers will expire at 11:59 p.m., New York City time, on June 6, 2014, unless extended by Oil States in its sole discretion.

On May 29, 2014, Oil States accepted for purchase all of the 2019 Notes and the 2023 Notes that had been tendered prior to the Consent Expiration.

Supplemental Indentures

On May 29, 2014, in connection with the Tender Offers, Oil States executed a supplemental indenture with respect to each of the Indentures (the “Supplemental Indentures”), by and among Oil States, the guarantors named therein and Wells Fargo Bank, N.A., as trustee. The Supplemental Indentures eliminate substantially all of the restrictive covenants and certain events of default in the Indentures.

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The foregoing description of the Supplemental Indentures is qualified in its entirety by reference to the Supplemental Indentures, attached hereto as Exhibits 4.1 and 4.2, each of which are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information included under “Post-Spin-Off Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. On May 27, 2014, in connection with certain internal restructuring steps implemented in contemplation of the Distribution, Oil States contributed to Civeo all of the assets of the accommodations business of Oil States, which includes all of the outstanding common stock of certain Oil States subsidiaries, which, directly and indirectly, hold all of the ownership interests in those entities through which the accommodations business of Oil States is conducted. In exchange for such ownership interests, Civeo issued shares of its common stock to Oil States, assumed certain liabilities from Oil States and made a special cash distribution of $750.0 million to Oil States on May 28, 2014.

On May 30, 2014, Oil States effected the Distribution and completed the separation of Civeo from Oil States. Civeo is now an independent public company trading under the symbol “CVEO” on the New York Stock Exchange. On May 30, 2014, the shareholders of record as of 5:00 p.m. Eastern Time on May 21, 2014 (the “Record Date”) received two shares of Civeo common stock for each share of Oil States common stock held as of the Record Date. A copy of the press release issued by Oil States on June 2, 2014 announcing that Oil States had completed the Spin-Off is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The unaudited pro forma financial information of Oil States giving effect to the Spin-Off, and the related notes thereto, are attached as Exhibit 99.2 and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information included under “Supplemental Indentures” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference

Item 3.03	Material Modification to Rights of Security Holders.

The information included under “Supplemental Indentures” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Spin-Off, Martin A. Lambert resigned as a director of Oil States, and Bradley J. Dodson resigned as Executive Vice President, Accommodations of Oil States. Mr. Lambert has become a director of Civeo, and Mr. Dodson has become the President, Chief Executive Officer and a director of Civeo.

Item 8.01	Other Events.

On June 2, 2014, Oil States issued a press release announcing the completion of the Spin-Off. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc.

/s/ Cindy B. Taylor
Name:	Cindy B. Taylor
Title:	President and Chief Executive Officer

DATED: June 2, 2014

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement by and between Oil States International, Inc. and Civeo Corporation, dated May 27, 2014.

4.1	Supplemental Indenture dated as of May 29, 2014 to Indenture dated as of June 1, 2011, by and among Oil States, the Guarantors named therein and Wells Fargo Bank, N.A., as trustee.

4.2	Supplemental Indenture dated as of May 29, 2014 to Indenture dated as of December 21, 2012, by and among Oil States, the Guarantors named therein and Wells Fargo Bank, N.A., as trustee.

10.1	Indemnification and Release Agreement by and between Oil States International, Inc. and Civeo Corporation, dated May 27, 2014.

10.2	Tax Sharing Agreement by and between Oil States International, Inc. and Civeo Corporation, dated May 27, 2014.

10.3	Employee Matters Agreement by and between Oil States International, Inc. and Civeo Corporation, dated May 27, 2014.

10.4	Transition Services Agreement by and between Oil States International, Inc. and Civeo Corporation, dated May 27, 2014.

10.5

Credit Agreement, dated as of May 28, 2014, among Oil States International, Inc., as Borrower, the Lenders from time to time party thereto, Wells Fargo Bank, N.A., as Administrative Agent, the Swing Line Lender and an Issuing Bank, Royal Bank of Canada, as Syndication Agent, and Compass Bank, as Documentation Agent.

99.1	Press Release, dated June 2, 2014.

99.2	Unaudited pro forma condensed consolidated financial information.

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